UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2004

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida

33607

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 9.                                                           Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure.”

On April 6, 2004, Walter Industries, Inc. (the “Company”) issued a press release providing updated full year and first quarter earnings guidance.  A copy of the Company’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

	By:	/s/ Charles E. Cauthen
	Title:	Charles E. Cauthen
Sr. Vice President and Controller

Date: April 7, 2004

Exhibit Index

(99) Press release dated:  April 6, 2004, issued by Walter Industries, Inc.